UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (due of earliest event reported) March 11, 2005


                         Commission file number: 0-29346

                                   FRMO CORP.
             (Exact name of registrant as specified in its charter)


                  Delaware                              13-3754422
        (State or other jurisdiction        (I.R.S. Employer Identification No)
      of incorporation or organization)


      320 Manville Road, Pleasantville, NY                10570
    (Address of Principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (914) 632-6730

Item 5.029(b) Departure of Director

      On March 11, 2005 Lawrence Goldstein resigned as a director of the registrant. His resignation was not related to the operations, policies or practices of the registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                            FRMO CORP.
                                                   -----------------------------
                                                          (Registrant)



                                                   Steven Bregman
                                                   -----------------------------
Date: March 15, 2005                               Steven Bregman, President